Exhibit 25

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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305 (b) (2)

                          ___________________________

                    Bank of Tokyo-Mitsubishi Trust Company
              (Exact name of trustee as specified in its charter)


New York                                                    13-5643426
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

1251 Avenue of the Americas                                 10020
(Address of principal executive office)                     (Zip Code)


                          ___________________________


                        MMCA Auto Receivables Trust II
              (Exact name of obligor as specified in its charter)


Delaware                                                    41-2049902
(State of other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


6363 Katella Avenue
Cypress, CA                                                 90630-5205
 (Address of principal executive offices)                   (Zip Code)


                         ____________________________


                          ...% Asset Backed Notes...
                      (Title of the indenture securities)

1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

            Name                                           Address

  Superintendent of Banks of the               2 Rector Street, New York,  N.Y.
  State of New York                            10006, and Albany, N.Y. 12203

  Federal Reserve Bank of New York             33 Liberty Plaza,
                                               New York, N.Y. 10045

  Federal Deposit Insurance                    Washington, D.C. 20429
  Corporation

     (b) Whether it is authorized to exercise corporate trust powers.

           Yes

2.   Affiliations with Obligor.

       If the obligor is an affiliate of the trustee, describe each such affiliation.

           None.

16. List of Exhibits.

       Attached herewith pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10 (d).

       1. A copy of the Organization Certificate of Bank of Tokyo-Mitsubishi Trust Company as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers.*

       4. A copy of the existing By-laws of the Trustee is attached hereto and made a part hereof.*

       6. The consent of the Trustee required by Section 321(b) of the Act is annexed hereto as and made a part hereof.*

       7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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       * Exhibit previously filed with the Securities and Exchange commission with Requisition No. 333-32937 and incorporated herein by reference thereto.

                                   SIGNATURE


           Pursuant to the requirements of the Act, the Trustee, Bank of Tokyo-Mitsubishi Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of October, 2002.

                                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                         By:  /s/ Fred M. Galarraga
                                              ---------------------------------
                                              Name:   Fred M. Galarraga
                                              Title:  Trust Officer

                                   EXHIBIT 6

                        Language for Item 6 of Form T-1


         Bank of Tokyo-Mitsubishi Trust Company hereby consents to the furnishing of reports of examinations by federal, state, territorial or district authorities to the Securities and Exchange Commission ("Commission") upon the Commission's request.